UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

3600 Minnesota Drive, Suite 70, Edina, MN 55435
(Address of principal executive offices) (Zip code)

Andrew Wyatt

Cornerstone Capital Management, Inc.

3600 Minnesota Drive, Suite 70

Edina, MN 55435

(Name and address of agent for service)

(952) 229-8100

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

Keystone Mutual Funds Semi-Annual Report

December 31, 2011

KLGAX
KLGIX

www.keystonefunds.com

Keystone Mutual Funds Semi-Annual Report

Keystone Large Cap Growth Fund

Investment Objective: long-term growth of capital

How did the fund perform for the six months ended December 31, 2011?

The Keystone Large Cap Growth Fund (the “fund”), Class A shares, returned -8.11% for the six months ended December 31, 2011. By comparison, the fund’s primary benchmark, the Russell 1000 Growth Index*, returned -3.92% for the same period. By comparison, the S&P 500 Index*, returned -3.69% for the same period

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

How did market conditions affect stock market performance during this six month period?

As the third quarter 2011 began, the memory of the credit freeze that occurred after Lehman collapsed in 2008 remained fresh for all investors, driving heightened contagion concerns especially with regard to another credit crisis. This drove market sentiment back to a macro focus, with market participants hanging on and reacting to the ever-changing daily headlines. There has been no shortage of macro headlines to digest. At the time, the largest concern was the European sovereign debt crisis.

Unfortunately, the rising uncertainty of European sovereign debt default was taking place against the backdrop of slowing economic growth around the globe. Consumer deleveraging here in the US continued to provide a headwind to growth. In addition, last summer’s political impasse, the continuing battle related to the federal government budget, and elevated unemployment rates have served to reduce consumer confidence to historically low levels. While emerging markets were a continued oasis of growth during the last recession, there are renewed concerns about slowing growth rates in China and Brazil in addition to continued political unrest in the Middle East.

Despite a slowly recovering US economy, equity market correlations remained high and macro factors made stock picking difficult in 2011. Who would have predicted that bond yields would drop after a downgrade of US government debt? The overtly antagonistic environment toward business activity from the Obama administration and the dysfunction in Washington regarding budgets and deficit reduction, among other things, has detracted from the confidence that corporations and investors need to make long-term investments. Rising bond yields are forcing European leaders to address their unsustainable rates of deficit spending. Despite a high single digit rate of economic growth in China, investors fear that Chinese economic growth may slow to less than 6%. Investor sentiment oscillated wildly throughout the year based on each of these factors, ultimately causing US equity market indices to close the year near where they began the year.

What worked for the fund and why?

We began the year with a bullish outlook and generated strong returns in the cyclical stocks of the Energy, Industrial, and Technology sectors. Our stock selection in the Technology, Healthcare, and Industrial sectors was particularly strong. Part of our success early in the year came from one of our Energy holdings, Petrohawk Energy Corp., which was acquired by BHP Billiton Ltd. for a 65% premium. We have been long-term shareholders of Petrohawk and one of the largest institutional shareholders premised on the value of their assets in some of the most prolific natural gas locations in the country (as of 12/31/11 neither stock was held in the fund).

The market began to roll over in late July, accelerating to the downside until October 3, all a result of the concerns mentioned above. By maintaining our investment discipline and exposures however, we generated stronger returns from October 4 onward, led by the Energy and Industrial sectors and to a lesser extent the Consumer Staples and Materials sectors.

Keystone Mutual Funds Semi-Annual Report

What did not work for the fund and why?

The three sectors of stocks that the fund owned that reduced performance were: Financials, Materials and Industrials. Financials due to continued concern about the prospects of global financial weakness, Industrials, and Materials, as a result of the prevailing fear of economic slowdown.

What strategic moves were made by the fund and why?

The main strategies that benefitted the fund during the last six months were our fundamental research and our active trading strategy. We are short-term contrarians within the context of being long-term fundamental investors. As a result we use our proprietary research to drive our active trading. This allowed us to concentrate the number of names in the portfolio during times of market stress, while expanding the number of names in times of optimism. This allowed us to benefit during times of market volatility. This was the case in the second half of 2011 when the market experienced a increase in volatility.

What is our outlook?

The stronger performance of US equities relative to foreign equity markets has been due to a deterioration of growth prospects elsewhere and, to a lesser extent, a flight to the safety of a stumbling sub-par economic recovery here in the US. The US equity market is still attractively priced – if we can get past our current issues.

In addition to our domestic issues, there is over €1.47 trillion of debt that must be rolled over from the 10 largest euro area countries in 2012. It seems reasonable to believe that within the next few months, one or more auctions of new notes will fail, ultimately resulting in a sovereign default which triggers Credit Default Swaps. This increasingly likely circumstance has unknown consequences due to the magnitude of cross holdings throughout the world’s financial system. Investors are uniform in the belief that ultimately the European Central Bank will come to the rescue and a tighter political union will be formed among the euro zone countries which gives more power to the core. However, the path that the market may take during that potential calamitous transition could be very rocky indeed.

We have not been alone. Many investors have positioned their portfolios defensively in anticipation of a gathering storm. Are investors “overly prepared”? Are they too pessimistic? Much has been said about the $2 trillion on corporate balance sheets and the $3 trillion in sovereign funds – the majority of which is earning a negligible if not negative real rate of return. In addition, the valuation of the equity market is not demanding. In a near zero interest rate environment, with the prospect for 2% GDP growth in the US and more than 3% outside the US in 2012, with housing affordability the most attractive in decades, with labor productivity high, inflation receding, and leading indicators trending higher, trillions of dollars invested in cash or fixed income, short interest near record levels, and leverage ratios by many hedge funds low, the market should be trading at 15 – 17 x forward earnings. Instead, the S&P500 is trading at 12.3 x forward earnings and seems ripe for revaluation higher when we can get some clarity on the issues we face. We will remain vigilant, looking for signs of stabilization, ready to deploy assets more aggressively when we believe investor pessimism is overly negative.

Sincerely,

Thomas G. Kamp
Vice President, Investments
Keystone Mutual Funds

Keystone Mutual Funds Semi-Annual Report

Past performance does not guarantee future results.

Mutual fund investing involves risk; principal loss is possible. The Fund concentrates its investments in a limited number of companies, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Forward earnings is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Correlation is the measure of the strength of the relationship between two entities.

Must be preceded or accompanied by a prospectus.

The Keystone Large Cap Growth Fund is distributed by Quasar Distributors, LLC.

Keystone Mutual Funds Semi-Annual Report

Keystone Large Cap Growth Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns
December 31, 2011 (Unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class A	-0.50%	1.81%	3.99%	8/7/06
Russell 1000 Growth Index*	2.64%	2.50%	4.57%	8/7/06
S&P 500 Index*	2.11%	-0.25%	1.90%	8/7/06
Class I	-0.25%	n/a	11.00%	11/2/09
Russell 1000 Growth Index*	2.64%	n/a	12.96%	11/2/09
S&P 500 Index*	2.11%	n/a	11.34%	11/2/09
*	Index returns do not reflect deductions for fees, expenses, or taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling (866) 596-3863 or visiting www.keystonefunds.com.

At various times, the Fund’s Adviser waived its management fees and/or reimbursed Fund expenses. Had the Adviser not done so, the Fund’s total return would have been lower. At various times, the Fund’s Adviser recouped previous waived management fees. Had the Adviser not done so, the Fund’s total return would have been higher.

Keystone Mutual Funds Semi-Annual Report

	Ticker Symbols	December 31, 2011 (Unaudited) Net Asset Values
Class A	KLGAX	$26.83
Class I	KLGIX	$26.98

Top 10 Holdings December 31, 2011 (Unaudited)
Rank	Ticker	Security Name	Percentage of Net Assets
1	AAPL	Apple Computer, Inc.	7.71%
2	QCOM	Qualcomm, Inc.	4.43%
3	GOOG	Google, Inc.	4.38%
4	JCI	Johnson Controls, Inc.	4.00%
5	GILD	Gilead Sciences, Inc.	3.92%
6	XOM	Exxon Mobil Corporation	3.37%
7	WU	The Western Union Company	3.26%
8	GIS	General Mills, Inc.	3.07%
9	DEO	Diageo PLC ADR	2.90%
10	V	Visa, Inc.	2.77%

Keystone Mutual Funds Semi-Annual Report

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/2011)	Ending Account Value (12/31/2011)	Expenses Paid During Period[1] (7/1/2011 to 12/31/2011)	Annualized Expense Ratio
Class A Actual	$1,000.00	$918.90	$6.17	1.28%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.50	1.28%
Class I Actual	$1,000.00	$919.90	$4.97	1.03%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23	1.03%
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent half-year)/366 days (to reflect the one-half year period).

Keystone Mutual Funds Semi-Annual Report

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets1)

1	Total Net Assets on December 31, 2011 were $273,347,170.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Schedule of Investments (Unaudited)

Keystone Large Cap Growth Fund

December 31, 2011

Security Description	Shares	Fair Value
COMMON STOCKS – 97.5%
Consumer Merchandising – 12.3%
Amazon.com, Inc. *	24,457	$4,233,507
Burberry Group PLC ADR	149,356	5,532,146
Dicks Sporting Goods *	94,199	3,474,059
Estee Lauder Cosmetics, Inc.	37,236	4,182,347
Guess, Inc.	85,721	2,556,200
Robert Half International, Inc.	157,233	4,474,851
Tiffany & Co., Inc.	20,807	1,378,672
TJX Companies, Inc.	47,982	3,097,238
Walt Disney Co.	124,705	4,676,437
		33,605,457
Consumer Staples – 9.3%
British American Tobacco PLC ADR	67,137	6,369,959
Diageo PLC ADR	90,726	7,931,267
Dollar General Corporation *	69,022	2,839,565
General Mills, Inc.	207,882	8,400,512
		25,541,303
Energy – 11.0%
Anadarko Petroleum Corporation	45,348	3,461,413
Cobalt International Energy, Inc. *	318,279	4,939,690
ExxonMobil Corporation	108,728	9,215,785
Hess Corporation	91,465	5,195,212
Schlumberger Ltd. ˆ	51,240	3,500,204
Weatherford International, Ltd. * ˆ	260,395	3,812,183
		30,124,487
Financial Institutions – 1.6%
Goldman Sachs Group, Inc.	48,132	4,352,577
Health Care Products – 13.4%
Express Scripts, Inc. *	67,475	3,015,458
Gilead Sciences, Inc. *	262,008	10,723,987
Medco Health Solutions, Inc. *	126,335	7,062,126
Myriad Genetics, Inc. *	165,565	3,466,931
NuVasive, Inc. *	235,551	2,965,587
Pharmasset, Inc. *	22,178	2,843,220
WellPoint, Inc.	97,143	6,435,724
		36,513,033

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Security Description	Shares	Fair Value
Industrials – 13.2%
Cooper Industries PLC ˆ	75,688	$4,098,505
CSX Corporation	181,587	3,824,222
Fluor Corp.	88,333	4,438,733
General Dynamics Corp.	97,962	6,505,656
Johnson Controls, Inc.	349,436	10,923,369
Rockwell Automation, Inc.	59,040	4,331,765
Terex Corporation *	153,262	2,070,570
		36,192,820
Materials – 4.7%
Freeport-McMoRan Copper & Gold, Inc.	167,890	6,176,673
Mosaic Company	133,977	6,756,460
		12,933,133
Technology Services – 21.3%
Acme Packet, Inc. *	183,268	5,664,814
Baidu, Inc. ADR *	30,230	3,520,888
eBay Inc. *	60,756	1,842,729
Google, Inc. *	18,534	11,971,111
Opentable, Inc. *	100,781	3,943,561
Qualcomm, Inc.	221,499	12,115,995
Texas Instruments, Inc.	89,914	2,617,397
The Western Union Company	488,142	8,913,473
Visa, Inc.	74,603	7,574,443
		58,164,411
Technology Software – 10.7%
Apple Computer, Inc. *	52,046	21,078,630
Citrix Systems, Inc. *	55,537	3,372,207
Salesforce.com, Inc. *	46,069	4,674,161
		29,124,998
TOTAL COMMON STOCKS (Cost $255,415,198)		266,552,219
MUTUAL FUND INVESTMENTS – 1.8%
Invesco STIC Prime Portfolio	4,839,055	4,839,055
TOTAL MUTUAL FUND INVESTMENTS (Cost $4,839,055)		4,839,055
Total Investments (Cost $260,254,253) – 99.3%		271,391,274
Other Assets in Excess of Liabilities – 0.7%		1,955,896
TOTAL NET ASSETS – 100.0%		$273,347,170

ADR American Depository Receipt

*	Non Income Producing Security
ˆ	Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statement of Assets & Liabilities (Unaudited)

Keystone Large Cap Growth Fund

December 31, 2011
ASSETS
Investments, at cost	$260,254,253
Investments, at fair value	$271,391,274
Receivable from investments sold	3,690,703
Dividends and interest receivable	249,044
Receivable for Fund shares sold	1,443,248
Prepaid expenses	103,186
Total Assets	276,877,455
LIABILITIES
Payable for investments purchased	2,778,827
Payable for Fund shares redeemed	346,909
Investment advisory fees payable	161,148
Administration fee payable	40,251
Rule 12b-1 fees payable	110,225
Accrued expenses and other liabilities	92,925
Total Liabilities	3,530,285
Net Assets	$273,347,170
NET ASSETS CONSIST OF:
Paid in capital	$264,269,742
Accumulated net investment loss	(126,513)
Accumulated net realized loss	(1,933,080)
Net unrealized appreciation on investments	11,137,021
Net Assets	$273,347,170
CLASS A SHARES (unlimited shares authorized, no par value)
Net assets	$147,394,193
Shares issued and outstanding	5,494,455
Net asset value, redemption price and minimum offering price per share	$26.83
CLASS I SHARES (unlimited shares authorized, no par value)
Net assets	$125,952,977
Shares issued and outstanding	4,668,079
Net asset value, redemption price and offering price per share	$26.98

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statement of Operations (Unaudited)

Keystone Large Cap Growth Fund

For the Six Months Ended December 31, 2011
INVESTMENT INCOME
Dividend income	$1,485,680
Interest income	1,960
Other income	435
Total Investment Income	1,488,075
EXPENSES
Investment advisory fees (Note 3)	968,058
Administration fees	122,519
Transfer agent fees and expenses	102,342
Legal fees	40,837
Printing and postage expenses	35,359
Portfolio accounting fees	32,844
Registration fees	31,410
Trustees' fees and expenses	30,163
Insurance fees	18,270
Custody fees	16,676
Audit and tax fees	16,022
Compliance fees	5,428
12b-1 shareholder servicing fees - Class A	183,839
Other	11,051
Total Expenses	1,614,818
Less waivers and reimbursements by advisor	(230)
Net Expenses	1,614,588
Net Investment Loss	(126,513)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,549,906
Net change in unrealized depreciation on investments	(28,485,202)
Net Realized and Unrealized Loss on Investments	(23,935,296)
Change in Net Assets Resulting from Operations	$(24,061,809)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statements of Changes in Net Assets

Keystone Large Cap Growth Fund

	For the Six Months Ended December 31, 2011 (Unaudited)	For the Year Ended June 30, 2011
OPERATIONS
Net investment loss	$(126,513)	$(1,496,632)
Net realized gain on investments	4,549,906	32,551,392
Net change in unrealized appreciation (depreciation) on investments	(28,485,202)	54,785,008
Change in Net Assets Resulting from Operations	(24,061,809)	85,839,768
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
Distributions from net realized gain on investments	(7,283,246)	—
Distributions from return of capital	—	—
DISTRIBUTIONS TO CLASS I SHAREHOLDERS
Distributions from net realized gain on investments	(6,166,482)	—
Distributions from return of capital	—	—
Change in Net Assets from Distributions to Shareholders	(13,449,728)	—
CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from shareholder subscriptions	44,597,767	212,541,645
Dividend reinvestments	12,550,270	—
Payments for redemptions	(44,832,581)	(179,395,684)
Change in Net Assets from Capital Share Transactions	12,315,456	33,145,961
Change in Net Assets	(25,196,081)	118,985,729
Net Assets, Beginning of Period	298,543,251	179,557,522
Net Assets, End of Period	$273,347,170	$298,543,251
Accumulated Net Investment Loss	$(126,513)	$—

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class A

	For the Six Months Ended December 31, 2011 (6)		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Period Ended June 30, 2007 (1)
Net Asset Value, Beginning of Period	$30.71		$21.10	$20.24	$26.43	$30.30	$25.00
Net investment loss (2)	(0.03)		(0.18)	(0.12)	(0.06)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	(2.46)		9.79	0.98	(6.13)	(1.12)	5.66
Total from Investment Operations	(2.49)		9.61	0.86	(6.19)	(1.28)	5.52
Distributions from net realized gain	(1.39)		—	—	—	(2.53)	(0.22)
Distributions from return of capital	—		—	—	—	(0.06)	—
Total Distributions	(1.39)		—	—	—	(2.59)	(0.22)
Net Asset Value, End of Period	$26.83		$30.71	$21.10	$20.24	$26.43	$30.30
Total return	(8.11	)%(3)	45.55%	4.25%	(23.42)%	(5.29)%	22.16	%(3)
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$147,394,193		$155,583,247	$171,329,686	$106,119,082	$120,413,870	$82,240,151
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.28	%(4)	1.33%	1.39%	1.54%	1.64%	2.32	%(4)
After expense waivers and reimbursements	1.28	%(4)	1.40%	1.48%	1.50%	1.50%	1.50	%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.21	)%(4)	(0.58)%	(0.42)%	(0.37)%	(0.68)%	(1.37	)%(4)
After expense waivers and reimbursements	(0.21	)%(4)	(0.65)%	(0.51)%	(0.33)%	(0.54)%	(0.55	)%(4)
Portfolio turnover rate (5)	59	%(3)	120%	132%	192%	142%	157	%(3)
(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2)	Calculated using average shares outstanding method.
(3)	Not annnualized.
(4)	Annnualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Six month period is unaudited.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class I

	For the Six Months Ended December 31, 2011 (6)		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010 (1)
Net Asset Value, Beginning of Period	$30.84		$21.14	$22.64
Net investment gain (loss) (2)	0.01		(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.48)		9.81	(1.46)
Total from Investment Operations	(2.47)		9.70	(1.50)
Distributions from net realized gain	(1.39)		—	—
Distributions from return of capital	—		—	—
Total Distributions	(1.39)		—	—
Net Asset Value, End of Period	$26.98		$30.84	$21.14
Total return	(8.01	)%(3)	45.88%	(6.63	)%(3)
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$125,952,977		$142,960,004	$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.03	%(4)	1.10%	1.12	%(4)
After expense waivers and reimbursements	1.03	%(4)	1.14%	1.20	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.04	%(4)	(0.34)%	(0.18	)%(4)
After expense waivers and reimbursements	0.04	%(4)	(0.38)%	(0.26	)%(4)
Portfolio turnover rate (5)	59	%(3)	120%	132%
(1)	Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Six month period is unaudited.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Notes to Financial Statements

December 31, 2011 (Unaudited)

1. ORGANIZATION

The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class I. Class A and Class I shares have no sales charge.

At its quarterly board meeting held on August 19, 2010, the Board of Trustees approved the suspension of sales of Class C shares of the Fund effective September 10, 2010 and the subsequent redesignation of the Class C shares of the Fund to Class A shares of the Fund effective on or about October 30, 2010. The transfer of Class C shares into Class A shares was effective as of the close of business on October 29, 2010.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

a) Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s advisor, Cornerstone Capital Management, Inc. (the “Advisor”). Mutual funds are valued at Net Asset Value (NAV) close. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board”). If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted

Keystone Mutual Funds Semi-Annual Report

specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the six months ended December 31, 2011, the Fund held no fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities (or other investments). Care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Keystone Mutual Funds Semi-Annual Report

As of December 31, 2011, the Fund’s investments were classified as follows:

	Fair Value Measurements as of December 31, 2011 Using
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities Common Stocks	$266,552,219	(a)	$—	$—	$266,552,219
Total Equity Securities	266,552,219		—	—	266,552,219
Other Mutual Fund Investments	4,839,055	(b)	—	—	4,839,055
Total Other	4,839,055		—	—	4,839,055
Total	$271,391,274		$—	$—	$271,391,274
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at December 31, 2011.

During the six months ended December 31, 2011, there were no transfers between Level 1 and Level 2.

b) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2011:

Cost of investments	$257,693,790
Gross unrealized appreciation	$48,352,927
Gross unrealized depreciation	(10,178,127)
Net unrealized appreciation (depreciation)	38,174,800
Undistributed investment income	2,354,016
Undistributed long-term gains	6,060,149
Distributable earnings	8,414,165
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$46,588,965

Keystone Mutual Funds Semi-Annual Report

As of December 31, 2011, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2011, open tax years include the tax years ended June 30, 2008 through 2011. The Funds have no examination in progress.

The Fund’s policy is to classify interest and penalties associated with underpayment of Federal and State income taxes as an income tax expense on the Statement of Operations. As of June 30, 2011, the Fund did not have interest or penalties associated with underpayment of income taxes.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the fiscal year-end June 30, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

c) Distributions to Shareholders

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. Distributions from net realized gains for book purposes may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

Keystone Mutual Funds Semi-Annual Report

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund. The Fund did not pay any distributions during the year ended June 30, 2011.

The following net realized capital loss carryforwards were utilized against realized gains, in the year ending June 30, 2011.

Capital Loss Carryforward
$17,929,310
$4,348,219

The tax character of distributions paid during the six months ended December 31, 2011, was:

	Ordinary Income*	Return of Capital	Long-Term Capital Gains
Year ended June 30, 2011	$—	$—	$—
Six months ended December 31, 2011	$2,354,099	$—	$11,095,629

*Amount includes net investment income and short-term capital gains.

d) Expenses

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Fund are allocated among classes on the basis of each class’ relative net assets. Fees paid under the Fund’s Rule 12b-1 plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

f) Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the total amount of net assets or net asset value per share. The adjustments are due to certain permanent book and tax differences related to net operating loss.

Keystone Mutual Funds Semi-Annual Report

	Paid in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Year ended June 30, 2011	$(45)	$(1,496,587)	$1,496,632

g) Security Transactions and Investment Income

For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions using the specific identification method.

Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

h) Derivative Financial Instruments

The Fund may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. During the six months ended December 31, 2011, the Fund did not write or invest in option contracts.

i) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs

Keystone Mutual Funds Semi-Annual Report

might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. Management has adopted the disclosure requirement for the amounts transferred between Level 1 and Level 2 and is evaluating the impact of the additional disclosures regarding unobservable inputs, if any.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES

The Fund has entered into an investment advisory agreement with the Advisor under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries. The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

Effective March 1, 2010, the Advisor has contractually limited total expenses to 1.45% of average daily net assets for Class A shareholders (prior to March 1, 2010, the Advisor contractually limited total expenses to 1.50% of average daily net assets) and 1.20% of average daily net assets for Class I. Such limitation is in effect through October 31, 2012. The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2012. Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses. The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses. During the year ended June 30, 2011, the Advisor recovered previously reimbursed expenses of the Fund in the amount of $164,301. Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval. For the six months ended December 31, 2011, the Fund’s reimbursed expenses that are subject to potential recovery were $230.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% of average daily net assets. For the six months ended December 31, 2011, 12b-1 distribution expenses of $183,839 were accrued by Class A shares. The fees are paid to Quasar for distribution related expenses and activities in connection with the distribution of the Fund’s shares.

Keystone Mutual Funds Semi-Annual Report

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s independent trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were no sales charges retained from the sale of Class A and Class I shares for the six months ended December 31, 2011. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4. CAPITAL SHARE TRANSACTIONS

The Fund’s capital share transactions were as follows:

The Keystone Large Cap Growth Fund – Class A Shares

	For the Six Months Ended December 31, 2011		For the Year Ended June 30, 2011
	Amount	Shares	Amount	Shares
Shares sold	$30,473,276	1,079,107	$72,602,195	2,680,379
Shares transferred to Class I	—	—	(97,515,457)	(3,305,609)
Shares transferred from Class C (1)	—	—	751,738	28,758
Shares reinvested	6,509,101	242,606	—	—
Shares redeemed	(25,493,507)	(893,250)	(67,103,094)	(2,457,022)
Net Increase (Decrease)	$11,488,870	428,463	$(91,264,618)	(3,053,494)
The Keystone Large Cap Growth Fund – Class C Shares

	For the Six Months Ended December 31, 2011		For the Period From July 1, 2010 through October 29, 2010
	Amount	Shares	Amount	Shares
Shares sold	$—	—	$27,790	1,223
Shares transferred to Class A (1)	—	—	(751,738)	(29,581)
Shares redeemed	—	—	(132,834)	(6,136)
Net Decrease	$—	—	$(856,782)	(34,494)

Keystone Mutual Funds Semi-Annual Report

The Keystone Large Cap Growth Fund – Class I Shares

	For the Six Months Ended December 31, 2011		For the Year Ended June 30, 2011
	Amount	Shares	Amount	Shares
Shares sold	$14,124,491	496,456	$41,644,465	1,447,280
Shares transferred from Class A	—	—	97,515,457	3,294,441
Shares reinvested	6,041,169	223,962	—	—
Shares redeemed	(19,339,074)	(687,475)	(13,892,561)	(462,271)
Net Increase	$826,586	32,943	$125,267,361	4,279,450
(1)	Class C shares transferred into Class A shares as of the close of business on October 29, 2010.

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities. There were no in-kind transfers during the year ended June 30, 2011, or the six months ended December 31, 2011.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended December 31, 2011, were $159,006,326 and $163,544,282, respectively. There were no purchases and sales of U.S. government securities for the Fund during this period.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

The Fund has adopted standards which establish general standards of accounting and for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

Keystone Mutual Funds Semi-Annual Report

Additional Information (Unaudited)

TRUSTEE AND OFFICER COMPENSATION

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the six months ended December 31, 2011, the aggregate compensation paid by the Fund to the independent trustees was $30,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (866) 596-3863.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2011 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

AVAILABILITY OF QUARTERLY
PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-596-FUND to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Keystone Mutual Funds Semi-Annual Report

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

www.keystonefunds.com

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF TRUSTEES

Andrew Wyatt,
Chairman of the Board
Daniel Luthringshauser
Clifford Olson
John Grunewald

INVESTMENT ADVISOR

Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Faegre Baker Daniels, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South 6th Street, Suite 1400
Minneapolis, MN 55402

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and is available without charge (i) upon request by calling (866) 596-3863; and
(ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keystone Mutual Funds

By (Signature and Title)   /s/ Andrew S. Wyatt

Andrew S. Wyatt, President

Date  March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Andrew S. Wyatt

Andrew S. Wyatt, President

Date  March 5, 2012

By (Signature and Title)   /s/ Loren R. Kix

Loren R. Kix, Treasurer

Date  March 5, 2012